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                                                                    EXHIBIT 23.5

                                       March 19, 1998


     We hereby consent to the reference to our firm under the heading "Experts" in this Prospectus and the Registration Statement on Form S-3 of which it is part.



                                       /s/ Green, Schaaf & Margo, P.C.
                                       -----------------------------------------
                                       Green, Schaaf & Margo, P.C.




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